Loan No: 261305493

HOME SAVINGS

MODIFICATION TO LOAN DOCUMENTS

THIS MODIFICATION TO LOAN DOCUMENTS (**"Modification"**) is made as of **December** 30th, **2015**, with an effective date upon execution by and between **Avalon Holdings Corporation,** an Ohio Corporation, **American Waste Management Services, Inc.,** an Ohio Corporation, **American Landfill Management, Inc.,** an Ohio Corporation, **American Construction Supply, Inc.,** an Ohio Corporation, **American Waste NJ L.L.C.,** a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.,** an Ohio Corporation, **Avalon Lakes Golf, Inc.,** an Ohio Corporation, **Avalon Country Club at Sharon, Inc.,** a Pennsylvania Corporation, **The Avalon Resort and Spa LLC,** an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.,** a Pennsylvania Corporation, **Avalon Travel, Inc.,** an Ohio Corporation, and **TBG, Inc.,** an Ohio Corporation (collectively **"Borrowers"**) and **THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO** ("Lender").

RECITALS

WHEREAS, Lender has made available to Borrower a loan (the "Loan") in the amount of **Nine Million** and **00/100** Dollars **($9,000,000.00)**. The obligation of Borrower to repay the Loan is evidenced by one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents dated **May 21, 2015**, more fully described in Exhibit A hereof, which is made a part of this Modification (collectively as amended from time to time, the **"Loan Documents"**), which evidence or secure some or all of the Borrower's obligations to Lender for one or more loans or other extensions of credit (the **"Indebtedness"**);

WHEREAS, the outstanding principal balance of the Loan, as of the date of this Agreement, is **Seven Million Nine Hundred Seventy-Five Thousand** and **00/100** Dollars **($7,975,000.00)**; and

WHEREAS, by means of this instrument, Borrower and Lender desire to make certain modifications to the Loan Documents.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. **Capitalized Terms.** Capitalized terms used in this Modification, but not defined herein, shall have the definitions given such terms in the Loan Documents. To the extent that any term of this Modification is or may be inconsistent with any term in any Loan Document, the terms of this Modification shall control.

2. **Modification.** Certain of the Loan Documents are modified as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as modified by this Modification. This Modification is deemed incorporated into each of the Loan Documents.

3. **Borrower's Certifications.** Borrower hereby certifies that:

   (a) all of its representations and warranties in the Loan Documents, as modified by this Modification, are, except as may otherwise be stated in this Modification:
      (i) true and correct as of the date of this Modification;
      (ii) ratified and confirmed without condition as if made anew; and
      (iii) incorporated into this Modification by reference;

   (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Modification;

(c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Modification or, if required, has been obtained; and

(d) this Modification has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. Borrower confirms that the Indebtedness remains outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Modification.

4. **Collateral.** Borrower hereby confirms that any collateral for the Indebtedness, including liens, security interests, mortgages, and pledges granted by Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of Borrower's existing and future Indebtedness to Lender, as modified by this Modification.

5. **Release.** Borrower hereby acknowledges, recognizes and agrees that it has no claim or counterclaim or affirmative defense of any kind against Lender. In connection therewith, and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees to hold harmless, and hereby releases, acquits and forever discharges Lender and Lender's participants, parent and subsidiary entities, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereinafter collectively referred to as the "Released Bank Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, liquidated or contingent, in contract or in tort, at law or in equity, of any Borrower or third party arising from or related to any event or transaction between, among or related to Lender and any Borrower. In addition, Borrower agrees not to commence, join in or prosecute any suit or other proceeding that is adverse to any of the Released Bank Parties arising directly or indirectly from any of the foregoing matters.

6. **Indemnification.** Borrower shall, subject to applicable law, indemnify, defend and hold harmless Lender and each person or entity that owns or controls, is controlled by, or is under common control with, Lender, and each of their respective directors, officers, employees, attorneys, agents, representatives, successors and assigns (each an "**Indemnified Party**"), from and against any and all claims, damages, losses, liabilities, costs and expenses, of any nature or character, including attorneys' fees, suffered or incurred by any Indemnified Party, or ascertained against any Indemnified Party by any person, entity or governmental authority or agency, arising out of, or in any way related to, this Modification or any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, including, but not limited to, any and all costs and expenses related to the enforcement of this Modification or the collection of any amounts owed hereunder, whether now existing or hereafter arising, except for any and all claims, damages, losses, liabilities, costs and expenses attributable solely to an Indemnified Party's gross negligence or willful misconduct. Borrower's indemnity and hold harmless obligations hereunder shall, subject to applicable law, include any liabilities, losses, costs or expenses suffered or incurred by any Indemnified Party as a direct or indirect result of Borrower's (a) failure to make any payment when due and payable; (b) payment, prepayment or conversion of any amount bearing interest at a fixed rate hereunder on any day other than the regularly scheduled due date; and (c) express or implicit revocation, in whole or in part, of any notice or request to prepay, renew or convert any amount bearing interest at a fixed rate hereunder. The indemnification, defend and hold harmless obligations provided hereunder shall survive the expiration, termination or assignment of this Modification or any rights hereunder or parts hereof, and the payment, in whole or in part, of any indebtedness evidenced hereby or any amounts owed or owing hereunder.

Without affecting or limiting the generality of any term or condition contained herein, if all amounts owed or owing hereunder are not paid in full when due, whether upon maturity, by acceleration or otherwise, Borrower promises to pay promptly upon demand by Lender all costs of collection incurred by Lender, including, without limitation, reasonable attorneys' fees to the fullest extent then allowable under applicable law, and all expenses incurred in connection with the protection or realization of any collateral securing all or any part of the same, whether or not suit is filed hereon or on any agreement, document or instrument granting a security interest.

7. **Conditions Precedent**. As a condition precedent to the effectiveness of this Modification, Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

8. **Continuing Effect**. Except as modified hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Modification shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lender's rights and remedies (all of which are hereby reserved). Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

9. **Counterparts**. This Modification may be executed in any number of counterpart copies executed by the parties hereto, all of which shall constitute one and the same agreement. Duly executed counterpart copies of a signature page of this Modification may be delivered and exchanged through facsimile or similar electronic transmission, and shall be deemed effective when received by the other party. Any party delivering an executed counterpart copy through facsimile or similar electronic transmission shall promptly deliver an original, manually executed counterpart, provided, however, that the failure of any party to deliver a manually executed counterpart promptly after delivering a signed counterpart copy through facsimile or similar electronic transmission, shall not affect the validity or enforceability of the singed counterpart copy delivered through facsimile or similar electronic transmission.

10. **Severability**. In the event that any term or condition of this Modification or any part hereof for any reason, is lawfully determined to be invalid or unenforceable, or to otherwise invalidate or render unenforceable this Modification or any part hereof, then, in any such event, only that term or condition, or, to the extent possible, only that part of such term or condition, shall be deemed to be null and void and of no force or effect, and the remaining terms and conditions hereof, or, to the extent possible, the remaining part of such term or condition, shall remain in full force and effect, and this Modification shall be interpreted to give as much meaning to the specific language used herein as reasonably possible, regardless of whether any term or condition, or any part hereof, is rendered null and void pursuant hereto.

11. **Governing Law; Exclusive Jurisdiction and Venue**. This Modification shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Ohio, without regard to conflict of laws principles. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, affiliates, successors and permitted assigns, hereby irrevocably and unconditionally, **CONSENTS AND SUBMITS, AND WAIVES ANY AND ALL OBJECTIONS TO, EXCLUSIVE JURISDICTION OF THE STATE OF OHIO, AND TO EXCLUSIVE VENUE IN THE COMMON PLEAS COURTS OF THE STATE OF OHIO, FOR, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY**, whether now existing or hereafter arising.

12. **Assignment; Binding Effect**. This Modification and the obligations of Borrower hereunder shall be binding on Borrower and each of its heirs, administrators, executors, successors and permitted assigns, and shall inure to the benefit of Lender and each of its agents, representatives, successors and assigns; provided however, that: (a) Lender may assign or convey all or any part of this Modification, or the rights and obligations hereunder, at any time, and from time to time, in Lender's sole discretion; and (b) Borrower shall not assign or convey this Modification or any rights or obligations hereunder, in whole or in part, without Lender's prior written consent, which may be withheld in Lender's sole discretion.

13. **Waiver of Jury Trial**. Borrower, for itself and on behalf of each of its officers, directors, principals, representatives, agents, heirs, affiliates, successors and permitted assigns, hereby irrevocably and unconditionally **WAIVES THE RIGHT TO A TRIAL BY JURY IN, AND WITH RESPECT TO, EACH AND EVERY ACTION OR PROCEEDING ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS MODIFICATION OR ANY OTHER LOAN DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY**, whether now existing or hereafter arising, and expressly consents and agrees that any such action or proceeding shall be fully decided on its merits by a court trial, without a jury.

14. Warrant to Confess Judgment. **Borrower hereby irrevocably authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after any indebtedness evidenced hereby or arising hereunder becomes due, whether by acceleration or otherwise, to waive the issuance and service of process and enter an appearance and confess judgment against Borrower in favor of the Lender or the lawful holder hereof for all amounts then due hereunder, together with costs of suit, and thereupon to release all defects and errors, of any kind or nature, whether substantive, procedural or otherwise, and waive all rights of appeal and to stays of execution. In the event of an error, omission or mistake in obtaining a cognovit judgment, Borrower agrees that the cognovit judgment shall not be set aside, but rather shall be corrected by a nunc pro tunc cognovit judgment entry. Borrower hereby expressly (a) waives any and all conflicts of interest with respect to any attorney retained by Lender to confess judgment against Borrower upon this Note, (b) consents to the attorney retained by Lender in receiving reasonable legal fees from Lender for legal services rendered in connection with confessing judgment against Borrower hereupon, and (c) waives any and all rights of appeal from any judgment, order or decision rendered in such a cognovit action, and agrees that any judgment, order or decision of the trial court shall be the final determination of such issues as between Lender, Borrower. A copy hereof or any other Loan Document, verified by Lender, may be filed in each such proceeding in place of the filing of the original as a warrant of attorney. In the case that Borrower is a natural person, the death of any Borrower shall not impair the authority granted herein as to any surviving Borrower. The authority and power to appear for and enter judgment against Borrower shall not be extinguished by any judgment entered pursuant thereto or in connection therewith. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the obligations evidenced hereby or arising hereunder, or under any of the other Loan Document, remains unpaid, and any confession of judgment and subsequent vacation thereof pursuant hereto, shall not constitute termination or limitation of this warrant of attorney to confess judgment in any respect.**

BORROWER HEREBY FURTHER ACKNOWLEDGES AND REPRESENTS THAT THE CONSENT TO EXCLUSIVE JURISDICTION AND VENUE, THE WAIVER OF TRIAL BY JURY, AND THE POWER TO CONFESS JUDGMENT PROVIDED HEREIN ARE EACH KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY GIVEN, WITHOUT ANY UNDUE INFLUENCE.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Lender and Borrower have caused this Modification to be executed as of the date first set forth above.

"LENDER"

THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO

By: ______________________
Name: Joseph Fanto
Title: Vice President, Commercial Lending

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Holdings Corporation
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste Management Services, Inc.
An Ohio Corporation

By: /s/ Bryan P. Saksa
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Landfill Management, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Construction Supply, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

American Waste NJ L.L.C.
A New Jersey Limited Liability Company

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Golf and Country Club, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

“WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

Avalon Lakes Golf, Inc.
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

“WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.”

Avalon Country Club at Sharon, Inc.
A Pennsylvania Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Avalon Resort and Spa LLC
An Ohio Limited Liability Company

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

The Havana Cigar Shop, Inc.
A Pennsylvania Corporation

By: ______________________
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

Avalon Travel, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

"WARNING ~ BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."

TBG, Inc.
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Title: Treasurer

EXHIBIT A

A. The Loan Documents that are the subject of this Modification include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented), as well as all other documents, instrument, agreements, and certificates executed and delivered in connection with the Loan Documents listed herein:

1. Revolving Line of Credit Note, dated May 21, 2015.

B. The Loan Documents are modified as follows:

1. Extend maturity date from June 30, 2016 to March 31, 2017. The maturity date of the Line of Credit may be extended for one Ninety day period upon written notice to Lender by Borrower at least 30 days before the Maturity Date. Lender shall not be obligated to extend the maturity date (1) if there exists, at the time of such notice by Borrower or thereafter, any event of default; (2) if any representation or warranty in any Loan Document shall be untrue at the time of such notice by Borrower or thereafter: and (3) if any covenant in any Loan Document is not in compliance, at the time of such notice by Borrower or thereafter.

C. Lender's willingness to agree to the modifications set forth in this Modification is subject to the prior satisfaction of the following conditions:

1. Execution by all parties and delivery to the Lender of this Modification.